SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                               (Amendment No. ___)

Filed by Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ ]  Definitive Proxy Statement

[X]  Definitive Additional Materials


[ ]  Soliciting Material Pursuant to Sec. 240.14a-12

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1)   Title of each class of securities to which transaction applies:

     2)   Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11(set forth the amount on which the filing fee is calculated and state how it was determined):

     4)   Proposed maximum aggregate value of transaction:

     5)   Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:

     2)   Form, Schedule or Registration Statement No.:

     3)   Filing Party:

     4)   Date Filed:

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                       *** EXERCISE YOUR RIGHT TO VOTE ***
         IMPORTANT NOTICE Regarding the Availability of Proxy Materials

THE GABELLI GLOBAL MULTIMEDIA TRUST INC.

PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY 11735

                               MEETING INFORMATION

MEETING TYPE:        Annual
FOR HOLDERS AS OF:   03/16/09
DATE: 05/18/09 TIME: 10:30 a.m.
LOCATION: The Cole Auditorium
          The Greenwich Library
          101 West Putnam Avenue
          Greenwich, Connecticut 06830

You are receiving this communication because you hold shares in the Fund named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

SEE THE REVERSE SIDE OF THIS NOTICE TO OBTAIN PROXY MATERIALS AND VOTING INSTRUCTIONS.

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                              -- BEFORE YOU VOTE --

                        How to Access the Proxy Materials

PROXY MATERIALS AVAILABLE TO VIEW OR RECEIVE:

PROXY STATEMENT

HOW TO VIEW ONLINE:

Have the 12-Digit Control Number available (located on the following page) and visit: www.proxyvote.com.

HOW TO REQUEST AND RECEIVE A PAPER OR E-MAIL COPY:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

                1) BY INTERNET:  www.proxyvote.com

                2) BY TELEPHONE: 1-800-579-1639

                3) BY E-MAIL*:   sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the 12-Digit Control Number (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. To facilitate timely delivery, please make the request as instructed above on or before 05/05/09.

                                -- HOW TO VOTE --

                Please Choose One of the Following Voting Methods

VOTE IN PERSON: Attend the meeting, at which you will need to request a ballot to vote these shares.

VOTE BY INTERNET: To vote now, visit www.proxyvote.com. Have the 12-Digit Control Number available and follow the instructions.

VOTE BY MAIL: Request a paper copy of the materials, which will include a proxy card.

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                                  VOTING ITEMS

A ELECTION OF DIRECTOR -- THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE NOMINEE LISTED.

1.   To elect one (1) Director of the Fund:

     NOMINEE:

     01) Anthony R. Pustorino

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                                  VOTING ITEMS

A ELECTION OF DIRECTORS -- THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE NOMINEES LISTED.

1.   To elect two (2) Directors of the Fund:

     NOMINEES:

     01) Anthony R. Pustorino

     02) James P. Conn

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